Derivative Financial Instruments (Warrant Liability)	12 Months Ended
Jun. 30, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments (Warrant Liability)
15.	Derivative Financial Instruments (Warrant Liability)

On June 11, 2012, we executed a Securities Purchase Agreement with respect to a private placement of an aggregate of 1,943,852 shares of our Class A common stock at $1.02 per share and warrants to purchase up to 1,457,892 shares of our Class A common stock at an initial exercise price of $1.32 per share, which was subsequently reduced to $1.26 (the “June 2012 Warrants”). The June 2012 Warrants are exercisable for a period of five years beginning on December 11, 2012. The Company accounted for the June 2012 Warrants issued to investors in accordance with ASC 815-10. ASC 815-10 provides guidance for determining whether an equity-linked financial instrument (or embedded feature) is indexed to an entity’s own stock. This applies to any freestanding financial instrument or embedded feature that has all the characteristics of a derivative under ASC 815-10, including any freestanding financial instrument that is potentially settled in an entity’s own stock.

Due to certain adjustments that may be made to the exercise price of the June 2012 Warrants if the Company issues or sell shares of its Class A common stock at a price that is less than the then-current warrant exercise price, the June 2012 Warrants have been classified as a liability, as opposed to equity, in accordance with ASC 815-10 as it was determined that the June 2012 Warrants were not indexed to the Company’s Class A common stock.

The fair value of the outstanding June 2012 Warrants was re-measured on June 30, 2016 to reflect their fair market value at the end of the current reporting period. The June 2012 Warrants will be re-measured at each subsequent financial reporting period until the warrants are either fully exercised or expire. The change in fair value of the June 2012 Warrants is recorded in the statement of operations and comprehensive loss and is estimated using the Lattice option-pricing model using the following assumptions:

Inputs into Lattice model for warrants:	6/30/2016
Equivalent volatility	75.50%
Equivalent interest rate	0.50%
Floor	$1.1500
Greater of estimated stock price or floor	$1.1500
Probability price < strike price	55.90%
Fair value of call	$0.7900
Probability of fundamental transaction occuring	5%

All warrants issued by the Company other than the above noted June 2012 Warrants are classified as equity.

The warrant liabilities are considered a recurring Level 3 fair value measurement, with a fair value of approximately $717,000 at June 30, 2016.

The following table summarizes the activity of Level 3 financial instruments measured on a recurring basis for the year ended June 30, 2016:

June 30, 2016 Warrant Liability
Fair value, June 30, 2015	$1,195,470
Exercise of common stock warrants	(530,531)
Change in fair value of warrant liability	52,454
Fair value, June 30, 2016	$717,393